Exhibit 10.1

CONTINGENT VALUE RIGHTS AGREEMENT

by and between

Cubist Pharmaceuticals, Inc.

and

[TRUSTEE]

Dated as of [•], 2013

i

Annex A — Form of Global Security

Note:                  This table of contents shall not, for any purpose, be deemed to be a part of this Agreement.

Reconciliation and tie between Trust Indenture Act of 1939 and Contingent Value Rights Agreement, dated as of [•], 2013.

Trust Indenture Act Section		Agreement Section

Section 310	(a)(1)	4.9
	(a)(2)	4.9
	(a)(3)	Not Applicable
	(a)(4)	Not Applicable
	(a)(5)	4.9
	(b)	4.8, 4.10
	(c)	Not Applicable

Section 311	(a)	4.13
	(b)	4.13
	(c)	Not Applicable

Section 312	(a)	5.1, 5.2(a)
	(b)	5.2(b)
	(c)	5.2(c)

Section 313	(a)	5.3(a)
	(b)	5.3(a)
	(c)	5.3(a), 8.11
	(d)	5.3(b)

Section 314	(a)	5.4, 7.11
	(b)	Not Applicable
	(c)(1)	1.3(a)
	(c)(2)	1.3(a)
	(c)(3)	Not Applicable
	(d)	Not Applicable
	(e)	1.3(b)
	(f)	Not Applicable

Section 315	(a)	4.1(a), 4.1(b)
	(b)	8.11
	(c)	4.1(a)
	(d)	4.1(c)
	(d)(1)	4.1(a), 4.1(b)
	(d)(2)	4.1(c)(ii)
	(d)(3)	4.1(c)(iii)
	(e)	8.12

Trust Indenture Act Section		Agreement Section

Section 316	(a)(last sentence)	Not Applicable
	(a)(1)(A)	8.9
	(a)(1)(B)	8.10
	(a)(2)	Not Applicable
	(b)	8.7
	(c)	Not Applicable

Section 317	(a)(1)	8.2
	(a)(2)	8.2
	(b)	7.3

Section 318	(a)	1.8

Note:                  This reconciliation and tie shall not, for any purpose, be deemed to be a part of this Agreement.

v

THIS CONTINGENT VALUE RIGHTS AGREEMENT, dated as of [•], 2013 (this “Agreement”), by and between Cubist Pharmaceuticals, Inc., a Delaware corporation (“Parent”), and [•], a [•], as trustee (the “Trustee”), in favor of each person who from time to time holds one or more Contingent Value Rights (the “Securities” or “CVRs”) to receive cash payments in the amounts and subject to the terms and conditions set forth herein.

WITNESSETH:

WHEREAS, Parent, PDRS Corporation, a Delaware corporation (“Merger Sub”), and Optimer Pharmaceuticals, Inc., a Delaware corporation (the “Company”), have entered into an Agreement and Plan of Merger dated as of July 30, 2013 (as it may be amended or supplemented from time to time pursuant to the terms thereof, the “Merger Agreement”), pursuant to which Merger Sub will merge with and into (the “Merger”) the Company, with the Company surviving the Merger as a subsidiary of Parent;

WHEREAS, pursuant to the Merger Agreement, Parent has agreed to provide to Company’s stockholders and certain of the Company’s equity award holders the right to receive contingent cash payments as hereinafter described; and

WHEREAS, pursuant to this Agreement, the potential amount payable per CVR is $3.00, if the First Net Sales Milestone is achieved during the Measurement Period and neither the Second Net Sales Milestone nor the Third Net Sales Milestone is achieved during the Measurement Period, $4.00, if the Second Net Sales Milestone is achieved during the Measurement Period and the Third Net Sales Milestone is not achieved during the Measurement Period, or $5.00, if the Third Net Sales Milestone is achieved during the Measurement Period (as each such term is defined below).

WHEREAS, a registration statement on Form S-4 (No. 333-[•]) with respect to the CVRs has been prepared and filed by Parent with the Commission (as defined below) and has become effective in accordance with the Securities Act of 1933, as amended.

NOW, THEREFORE, in consideration of the foregoing and the consummation of the transactions referred to above, Parent and Trustee agree, for the equal and proportionate benefit of all Holders (as hereinafter defined), as follows:

ARTICLE 1
DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.1                                    Definitions.  For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a)                                 the terms defined in this Article 1 have the meanings assigned to them in this Article, and include the plural as well as the singular;

(b)                                 all accounting terms used herein and not expressly defined herein shall, except as otherwise noted, have the meanings assigned to such terms in accordance with applicable Accounting Standards, where “Accounting Standards” means GAAP (United States Generally Accepted Accounting Principles) consistently applied;

(c)                                  all capitalized terms used in this Agreement without definition shall have the respective meanings ascribed to them in the Merger Agreement;

(d)                                 all other terms used herein which are defined in the Trust Indenture Act (as defined herein), either directly or by reference therein, have the respective meanings assigned to them therein; and

(e)                                  the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

“Act” has the meaning set forth in Section 1.5(a).

“Acting Holders” means, at the time of determination, Holders of at least thirty-five percent (35%) of the Outstanding CVRs.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of Voting Securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” means this instrument as originally executed and as it may from time to time be supplemented or amended pursuant to the applicable provisions hereof.

“Applicable Procedures” means, with respect to any transfer or exchange of or for beneficial interests in any Global Security, the rules and procedures of the Depositary that apply to such transfer or exchange.

“Assignee” has the meaning set forth in Section 9.1.

“Board of Directors” means the board of directors of Parent or any other body performing similar functions, or any duly authorized committee of that board.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of Parent, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

“Business Day” means any day (other than a Saturday or a Sunday) on which banking institutions in the City of New York, New York are not authorized or obligated by Law or executive order to close and, if the CVRs are listed on a national securities exchange, electronic trading network or other suitable trading platform, such exchange, electronic network or other trading platform is open for trading.

“Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act (as defined herein), or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

“Company” shall have the meaning set forth in the Recitals of this Agreement.

“Confidential Information” shall have the meaning set forth in Section 7.12 of this Agreement.

“Corporate Trust Office” means the office of the Trustee at, which at any particular time, its corporate trust business shall be principally administered, which office at the date of execution of this Agreement is located at [•].

“CVR Payment” shall mean the Net Sales Milestone Payment and any payments made to Holders pursuant to Section 7.6 and Article 10.

“CVR Payment Date” shall mean the date on which any CVR Payment is required to be made by Parent in accordance with this Agreement.

“CVRs” shall have the meaning set forth in the Preamble of this Agreement.

“Default Interest Rate” means a rate equal to the sum of six percent (6%) plus the prime rate of interest quoted in the Money Rates section of The Wall Street Journal (New York Edition), or similar reputable data source, calculated daily on the basis of a three hundred sixty-five (365) day year or, if lower, the highest rate permitted under applicable Law.

“Depositary” shall have the meaning set forth in Section 3.2 of this Agreement.

“Diligent Efforts” means, with respect to the Product, commercially reasonable efforts of a Person to carry out its obligations in a diligent manner using such efforts and employing such resources as are normally used by such Person in the exercise of its reasonable business discretion relating to the research, development or commercialization of a product, that is of similar market potential at a similar stage in its development or product life, taking into account issues of market exclusivity (including patent coverage, regulatory and other exclusivity), safety and efficacy, product profile, the competitiveness of alternate products in the marketplace or under development (other than any such product owned or licensed by a Selling Entity), the launch or sales of a generic or biosimilar product, the regulatory structure involved, and the profitability of the applicable product (including pricing and reimbursement status), and other relevant factors, including technical, commercial, legal, scientific, and/or medical factors.

“Direct Registration Securities” means Securities, the ownership of which is recorded on the Direct Registration System.  The terms “deliver,” “execute,” “issue,” “register,” “surrender,” “transfer” or “cancel,” when used with respect to Direct Registration Securities, shall refer to an entry or entries or an electronic transfer or transfers in the Direct Registration System.

“Direct Registration System” means the system for the uncertificated registration of ownership of securities established by the Security Registrar and utilized by the Security Registrar pursuant to which the Security Registrar may record the ownership of CVRs without the issuance of a certificate, which ownership shall be evidenced by periodic statements issued by the Security Registrar to the Holders entitled thereto.

“Event of Default” shall have the meaning set forth in Section 8.1 of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Act Documents” shall have the meaning set forth in Section 5.4(a) of this Agreement.

“Existing Licenses” means those licenses and related agreements (for so long as they are in effect) with respect to the Product granted by the Company or its Affiliates to third parties (other than the Company or its Affiliates) as in effect immediately prior to the consummation of the Merger (with such modifications thereto after the consummation of the Merger that do not reduce the amounts of royalties, profit split payments or milestone payments thereunder).

“Failure Purchase” shall have the meaning set forth in Section 10.1 of this Agreement.

“Failure Purchase Date” shall have the meaning set forth in Section 10.1 of this Agreement.

“Failure Purchase Eligibility Date” means any date on or after January 1, 2015 on which the volume weighted average price paid per Security for all Securities traded over the forty-five (45) trading days prior to such date is less than ten cents ($0.25).

“Failure Purchase Notice” shall have the meaning set forth in Section 10.2 of this Agreement.

“Failure Purchase Offer” shall have the meaning set forth in Section 10.1 of this Agreement.

“Failure Purchase Price” shall have the meaning set forth in Section 10.5 of this Agreement.

“First Net Sales Milestone” means cumulative Net Sales of the Product in the United States and Canada during the Measurement Period exceed $250,000,000 (two hundred fifty million dollars).

“Global Securities” means global securities in registered form, substantially in the form set forth in Annex A.

“Governmental Entity” means any foreign or domestic arbitrator, court, nation, government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial regulatory or administrative functions of, or pertaining to, government.

“Holder” means a Person in whose name a Security is registered in the Security Register at the applicable time.

“Independent Accountant” means an independent certified public accounting firm of nationally recognized standing designated either (i) jointly by the Acting Holders and Parent, or (ii) if such parties fail to make a designation, jointly by an independent public accounting firm selected by Parent and an independent public accounting firm selected by the Acting Holders.

“Indirect Participant” means a Person who holds a beneficial interest in a Global Security through a Participant.

“Law” means any foreign, federal, state, local or municipal laws, rules, judgments orders, regulations, statutes, ordinances, codes, decisions, injunctions, orders, decrees or requirements of any Governmental Entity.

“Majority Holders” means, at the time of determination, Holders of at least a majority of the Outstanding CVRs.

“Measurement Period” means the period from and including July 1, 2013 through and including the Net Sales Milestone Payment Termination Date.

“Merger” shall have the meaning set forth in the Recitals of this Agreement.

“Merger Agreement” shall have the meaning set forth in the Recitals of this Agreement.

“Merger Sub” shall have the meaning set forth in the Recitals of this Agreement.

“Milestone Notice” has the meaning set forth in Section 3.1(c).

“Net Sales” means the gross amount invoiced by or on behalf of the relevant Selling Entity for the Product sold to third parties other than any other Selling Entity, less the Permitted Deductions, all as determined in accordance with the Selling Entity’s usual and customary accounting methods consistent with the treatment of other branded prescription products commercialized by the applicable Selling Entity, which shall be in accordance with the Accounting Standards, including the accounting methods for translating activity denominated in foreign currencies into United States dollar amounts.  In the case of any sale of the Product between or among the Company, its Affiliates, licensees and sublicensees, for resale, Net Sales will be calculated as above only on the value charged or invoiced on the first arm’s-length sale thereafter to a third party.  In the case of any sale for value other than exclusively for money (but excluding any patient assistance programs), Net Sales will be calculated on the market price of the Product in the jurisdiction of sale during the relevant period.

“Net Sales Milestone” means, the First Net Sales Milestone, the Second Net Sales Milestone or the Third Net Sales Milestone.

“Net Sales Milestone Payment” has the meaning set forth in Section 3.1(c).

“Net Sales Milestone Payment Date” has the meaning set forth in Section 3.1(c).

“Net Sales Milestone Payment Termination Date” means December 31, 2015.

“Net Sales Statement” means a written statement of Parent, certified by the Chief Financial Officer of Parent, setting forth with reasonable detail (i) an itemized calculation of the gross amounts invoiced by the Selling Entities for the Product sold to third parties other than any other Selling Entity, (ii) an itemized calculation of the Permitted Deductions, and (iii) to the extent that sales for the Products is recorded in currencies other than United States dollars, the exchange rates used for conversion of such foreign currency into United States dollars.

“Notice of Default” shall have the meaning set forth in Section 8.1(b) of this Agreement.

“Officer’s Certificate” means a certificate signed by the chief executive officer, president, chief financial officer, any vice president, the controller, the treasurer or the secretary, in each case of Parent, in his or her capacity as such an officer, and delivered to the Trustee or any other Person authorized to act on behalf of Parent.

“Opinion of Counsel” means a written opinion of counsel, who may be counsel for Parent.

“Outstanding” when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated, as applicable, and delivered under this Agreement, except: (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation and (ii) Securities in exchange for or in lieu of which other Securities have been authenticated, as applicable, and delivered pursuant to this Agreement, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of Parent; provided, however, that in determining whether the Holders of the requisite Outstanding Securities have given any request, demand, direction, consent or waiver hereunder, Securities owned by Parent or any Affiliate of Parent, whether held as treasury securities or otherwise, shall be disregarded and deemed not to be Outstanding.

“Parent” means the Person (as defined herein) named as the “Parent” in the first paragraph of this Agreement, until a successor Person shall have become such pursuant to the applicable provisions of this Agreement, and thereafter “Parent” shall mean such successor Person.  To the extent necessary to comply with the requirements of the provisions of Trust Indenture Act Sections 310 through 317, inclusive, to the extent that they are applicable to Parent, the term “Parent” shall include any other obligor with respect to the Securities for the purposes of complying with such provisions.

“Parent Request” or “Parent Order” means a written request or order signed in the name of Parent by the chairman of the Board of Directors or the president or any vice president, the controller or assistant controller and the treasurer or assistant treasurer or the secretary or any assistant secretary, and delivered to the Trustee.

“Participant” means, with respect to the Depositary, a Person who has an account with the Depositary.

“Party” shall mean the Trustee, Parent and/or Holder(s), as applicable.

“Paying Agent” means any Person authorized by Parent to pay the amount determined pursuant to Section 3.1, if any, on any Securities on behalf of Parent.

“Permitted Deductions” means the following deductions to the extent included in the gross invoiced sales price of the Product, or otherwise directly paid or incurred by the Selling Entity with respect to the sale:

(1)                                 trade and quantity discounts actually allowed;

(2)                                 amounts repaid or credited by reasons of defects, recalls, returns, rebates or allowances of goods;

(3)                                 chargebacks, rebates (or the equivalent thereof) and other amounts paid on sale of the Product, including such payments mandated by programs of Governmental Entities, as each may be made in the ordinary course of business;

(4)                                 rebates (or the equivalent thereof) and administrative fees paid to medical healthcare organizations, to group purchasing organizations or to trade customers in line with approved contract terms or other understandings and arrangements made in the ordinary course of business;

(5)                                 tariffs, duties, excise, sales, value-added and other taxes (other than taxes based on net income) and charges of Governmental Entities;

(6)                                 reasonable reserves made for uncollectible amounts on previously sold products;

(7)                                 discounts pursuant to indigent patient programs and patient discount programs and coupon discounts;

(8)                                 transportation, freight, postage, importation, shipping insurance and other handling expenses; and

(9)                                 required distribution commissions and fees (including fees related to services provided pursuant to distribution service agreements with wholesalers, fee-for-service wholesaler fees and inventory management fees) payable to any third party providing distribution services to the Selling Entities.

“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

“Product” means DIFICID (fidaxomicin) tablets, or other pharmaceutical product (including, without limitation, in oral suspension formulation, together with any improvements thereto, such as different dosages, dispersions, MUPS tablets, once daily and sustained release), containing the chemical Oxacyclooctadeca-3,5,9,13,15-pentaen-2-one, 3-[[[6-deoxy-4-O-(3,5-dichloro-2-ethyl-4,6-dihydroxybenzoyl)-2-O-methyl-ß-D-mannopyranosyl]oxy]methyl]-12-[[6-deoxy-5-C-methyl-4-O-(2-methyl-1-oxopropyl)-ß-D-lyxo-hexopyranosyl]oxy]-11-ethyl-8-hydroxy-18-[(1R)-1-hydroxyethyl]-9,13,15-trimethyl-, (3E,5E,8S,9E,11S,12R,13E,15E,18S)- or any salt, hydrate, solvate, polymorph, stereo-isomer, ester, chelate, clathrate, acid, base, epimer, enantiomer, crystalline form, metabolite or prodrug or any other non-covalent derivative or crystalline form thereof.

“Representatives” shall have the meaning set forth in Section 7.11 of this Agreement.

“Responsible Officer” when used with respect to the Trustee means any officer assigned to the Corporate Trust Office and also means, with respect to any particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

“Review Request Period” has the meaning set forth in Section 7.6(a).

“Second Net Sales Milestone” means cumulative Net Sales of the Product in the United States and Canada during the Measurement Period exceed $275,000,000 (two hundred seventy-five million dollars).

“Securities” shall have the meaning set forth in the Preamble of this Agreement.

“Security Register” shall have the meaning set forth in Section 3.4(a) of this Agreement.

“Security Registrar” shall have the meaning set forth in Section 3.4(a) of this Agreement.

“Selling Entity” means Parent, any Assignee, and each of their controlled Affiliates, licensees and sublicensees.

“Shortfall Report” shall have the meaning set forth in Section 7.6(b) of this Agreement.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, association, partnership or other business entity of which more than fifty percent (50%) of the total voting power of shares of Voting Securities is at the time owned or controlled, directly or indirectly, by: (i) such Person; (ii) such Person and one or more Subsidiaries of such Person; or (iii) one or more Subsidiaries of such Person.

“Third Net Sales Milestone” means cumulative Net Sales of the Product in the United States and Canada during the Measurement Period exceed $300,000,000 (three hundred million dollars).

“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended from time to time.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this Agreement, until a successor Trustee shall have become such pursuant to the applicable provisions of this Agreement, and thereafter “Trustee” shall mean such successor Trustee.

“Voting Securities” means securities or other interests having voting power, or the right, to elect or appoint a majority of the directors, or any Persons performing similar functions, irrespective of whether or not stock or other interests of any other class or classes shall have or might have voting power or any right by reason of the happening of any contingency.

Section 1.2                                    Termination. This Agreement will be terminated and of no force or effect, the parties hereto will have no liability hereunder (other than with respect to monies due and owing by Parent to Trustee) and no payments will be required to be made, upon the earlier to occur of (a) the mailing by the Trustee to the address of each Holder as reflected in the Security Register the full amount of all CVR Payments required to be paid under the terms of this Agreement and (b) the expiration of the final Review Request Period, unless there is an ongoing audit pursuant to Section 7.6, in which case until such audit has been completed.  In no event will the Net Sales Milestone Payment become payable on account of sales of the Product consummated after the Net Sales Milestone Payment Termination Date.

Section 1.3                                    Compliance and Opinions.

(a)                                 Upon any application or request by Parent to the Trustee to take any action under any provision of this Agreement, Parent shall furnish to the Trustee an Officer’s Certificate stating that, in the opinion of the signor, all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and an Opinion of Counsel stating, subject to customary exceptions, that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

(b)                                 Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include: (i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto; (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (iii) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.4                                    Form of Documents Delivered to Trustee.

(a)                                 In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

(b)                                 Any certificate or opinion of an officer of Parent may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel.  Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of Parent stating that the information with respect to such factual matters is in the possession of Parent.

(c)                                  Any certificate, statement or opinion of an officer of Parent or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of Parent.  Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

(d)                                 Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

Section 1.5                                    Acts of Holders.

(a)                                 Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to Parent.  Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments.  Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 4.1) conclusive in favor of the Trustee and Parent, if made in the manner provided in this Section 1.5.  Parent may set a record date for purposes of determining the identity of Holders entitled to vote or consent to any action by vote or consent authorized or permitted under this Agreement, which date shall be, and shall be announced, no greater than sixty (60) and no less than ten (10) days prior to the date of such vote or consent to any action by vote or consent authorized or permitted under this Agreement.  If not previously set by Parent, (i) the record date for determining the Holders entitled to vote at a meeting of the Holders shall be the date preceding the date notice of such meeting is mailed to the Holders, or if notice is not given, on the day next preceding the day such meeting is held, and (ii) the record date for determining the Holders entitled to consent to any action in writing without a meeting shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to Parent.  If a record date is fixed, those Persons who were Holders of Securities at such record date (or their duly designated proxies), and only those Persons, shall be entitled to take such action by vote or consent or, except with respect to clause (d) below, to revoke any vote or consent previously given, whether or not such Persons continue to be Holders after such record date.  No such vote or consent shall be valid or effective for more than one hundred twenty (120) days after such record date.

(b)                                 The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

(c)                                  The ownership of Securities shall be proved by the Security Register.  Neither Parent nor the Trustee nor any agent of Parent or the Trustee shall be affected by any notice to the contrary.

(d)                                 At any time prior to (but not after) the evidencing to the Trustee, as provided in this Section 1.5, of the taking of any action by the Holders of the Securities specified in this Agreement in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Section 1.5, revoke such action so far as concerns such Security.  Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security or the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or Parent in reliance thereon, whether or not notation of such action is made upon such Security.

Section 1.6                                    Notices, etc., to Trustee and Company.  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with:

(a)                                 the Trustee by any Holder or by Parent shall be sufficient for every purpose hereunder if made, given, furnished or filed, in writing, to or with the Trustee at its Corporate Trust Office; or

(b)                                 Parent by the Trustee or by any Holder shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to Parent addressed to it at 65 Hayden Avenue, Lexington Massachusetts 02421, Attn: Chief Executive Officer, Chief Legal Officer, or at any other address previously furnished in writing to the Trustee by Parent, with a copy to Ropes & Gray LLP addressed to it at Prudential Tower, 800 Boylston Street, Boston Massachusetts 02199, Attn: Paul M. Kinsella.

Section 1.7                                    Notice to Holders; Waiver.  Where this Agreement provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at such Holder’s address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.  In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.  Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.  Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Section 1.8                                    Conflict with Trust Indenture Act.  If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Agreement by any of the provisions of the Trust Indenture Act, such required provision shall control.

Section 1.9                                    Effect of Headings and Table of Contents.  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.10                             Benefits of Agreement.  Nothing in this Agreement or in the Securities, express or implied, shall give to any Person (other than the Parties hereto and their successors hereunder, any Paying Agent and the Holders) any benefit or any legal or equitable right, remedy or claim under this Agreement or under any covenant or provision herein contained, all such covenants and provisions being for sole benefit of the Parties hereto and their successors, any Paying Agent and of the Holders.

Section 1.11                             Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.  EACH OF PARENT, THE TRUSTEE AND EACH OF THE HOLDERS BY THEIR ACCEPTANCE OF THE SECURITIES, HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY DELAWARE STATE COURT OR ANY FEDERAL COURT SITTING IN THE STATE OF DELAWARE IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE SECURITIES, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS.  EACH OF PARENT AND THE TRUSTEE AGREES THAT PROCESS MAY BE SERVED UPON THEM IN ANY MANNER AUTHORIZED BY THE LAWS OF THE STATE OF DELAWARE FOR SUCH PERSONS AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO SUCH SERVICE OF PROCESS, THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

Section 1.12                             Legal Holidays.  In the event that any CVR Payment Date shall not be a Business Day, then (notwithstanding any provision of this Agreement or the Securities to the contrary) payment on the Securities need not be made on such date, but may be made, without the accrual of any additional interest thereon on account of such CVR Payment Date not being a Business Day, on the next succeeding Business Day with the same force and effect as if made on such CVR Payment Date.

Section 1.13                             Reparability Clause.  In the event any provision in this Agreement or in the CVRs shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.14                             No Recourse Against Others.  A director, officer or employee, as such, of Parent or the Trustee shall not have any liability for any obligations of Parent or the Trustee under the Securities or this Agreement or for any claim based on, in respect of or by reason of such obligations or their creation.  By accepting a Security each Holder waives and releases all such liability.  The waiver and release are part of the consideration for the issue of the Securities.

Section 1.15                             Counterparts.  This Agreement shall be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Agreement.

Section 1.16                             Acceptance of Trust.  [•], the Trustee named herein, hereby accepts the trusts in this Agreement declared and provided, upon the terms and conditions set forth herein.

ARTICLE 2
SECURITY FORMS

Section 2.1                                    Forms Generally.

(a)                                 (i) The Global Securities and the Trustee’s certificate of authentication shall be in substantially the forms set forth in Annex A, attached hereto and incorporated herein by this reference, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may be required by Law or any rule or regulation pursuant thereto, all as may be determined by the officers executing such Global Securities, as evidenced by their execution of the Global Securities.  Any portion of the text of any Global Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Global Security.

(ii)                                  The Global Securities shall be typewritten, printed, lithographed or engraved on steel engraved borders or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Global Securities, as evidenced by their execution of such Global Securities.

(b)                                 The Direct Registration Securities shall be uncertificated and shall be evidenced by the Direct Registration System maintained by the Security Registrar.

ARTICLE 3
THE SECURITIES

Section 3.1                                    Title and Terms.

(a)                                 The aggregate number of CVRs which may be authenticated, as applicable, and delivered under this Agreement is limited to a number equal to [•], except for Securities authenticated, as applicable, and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 3.4, 3.5 or 6.6.  From and after the Effective Time, Parent shall not be permitted to issue any CVRs that have the right to receive any portion of a CVR Payment, except as provided and in accordance with the terms and conditions of the Merger Agreement.

(b)                                 The Securities shall be known and designated as the “Series A Contingent Value Rights” of Parent.

(c)                                  On or before the fifth Business Day following the earlier of (i) the date on which any Net Sales Statement filed with the Trustee pursuant to Section 5.4(b) reflects that the Third Net Sales Milestone has been achieved and (ii) the Net Sales Milestone Payment Termination Date, Parent will deliver to the Trustee a notice (the “Milestone Notice”) indicating, in the case of the preceding clause (i) that the Third Net Sales Milestone was achieved and in the case of the preceding clause (ii), whether any Net Sales Milestone was achieved.  If the Milestone Notice has indicated any Net Sales Milestone was achieved, no future Milestone Notices will be delivered.  The Trustee will, within ten Business Days of receipt of the Milestone Notice, send each Holder as of the close of business on the date of the Milestone Notice at its registered address as reflected in the Security Register a copy of the Milestone Notice.  If any Net Sales Milestone has been achieved, then at the time the Trustee sends the copy of the Milestone Notice to the Holders, the Trustee will also pay to each Holder an amount equal to (x) $3.00, if the First Net Sales Milestone is achieved during the Measurement Period and neither the Second Net Sales Milestone nor the Third Net Sales Milestone is achieved during the Measurement Period, $4.00, if the Second Net Sales Milestone is achieved during the Measurement Period and the Third Net Sales Milestone is not achieved during the Measurement Period, or $5.00, if Third Net Sales Milestone is achieved during the Measurement Period, multiplied by (y) the number of CVRs held by such Holder (the “Net Sales Milestone Payment”) by check mailed to the address of each Holder as of the close of business on the date of the Milestone Notice (the “Net Sales Milestone Payment Date”).

(d)                                 The Holders of the CVRs, by acceptance thereof, agree that no joint venture, partnership or other fiduciary relationship is created hereby or by the Securities.

(e)                                  Other than in the case of interest on amounts due and payable after the occurrence of an Event of Default or with respect to any CVR Payment due pursuant to Section 7.6(b) or Article 10, no interest or dividends shall accrue on any amounts payable in respect of the CVRs.

(f)                                   The CVRs and any interest thereon may be sold, assigned, pledged encumbered or in any manner transferred or disposed of, in whole or in part, only in compliance with applicable United States federal and state securities Laws and, to the extent applicable, in accordance with Section 3.4 hereof.

(g)                                  The Holder of any CVR is not, and shall not, by virtue thereof, be entitled to any rights of a holder of any Voting Securities or other equity security or other ownership interest of Parent or in any constituent company to the Merger, either at Law or in equity, and the rights of the Holders are limited to those contractual rights expressed in this Agreement.

(h)                                 Except as provided in this Agreement (including, without limitation, Section 7.6), none of Parent or any of its Affiliates shall have any right to set-off any amounts owed or claimed to be owed by any Holder to any of them against such Holder’s Securities or any CVR Payment or other amount payable to such Holder in respect of such Securities.

(i)                                     In the event that all of the CVRs not previously cancelled shall have become due and payable pursuant to the terms hereof, all disputes with respect to amounts payable to the Holders brought pursuant to the terms and conditions of this Agreement have been resolved, and Parent has paid or caused to be paid or deposited with the Trustee all amounts payable to the Holders under this Agreement (including any amounts determined in accordance with Section 7.6 herein), then this Agreement shall cease to be of further effect and shall be deemed satisfied and discharged.  Notwithstanding the satisfaction and discharge of this Agreement, the obligations of Parent under Section 4.7(c) shall survive.

Section 3.2                                    Registrable Form.  The Securities shall be issuable only in registered form.  The CVRs shall be issued initially in the form of (a) one or more permanent Global Securities, deposited with the Trustee, as the custodian for The Depository Trust Company, its nominees and successors (the “Depositary”), or (b) one or more Direct Registration Securities.  Each Global Security will represent such of the Outstanding CVRs as will be specified therein and each shall provide that it represents the aggregate number of Outstanding CVRs from time to time endorsed thereon and that the aggregate number of Outstanding CVRs represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges.

Section 3.3                                    Execution, Authentication, Delivery and Dating.

(a)                                 The Global Securities shall be executed on behalf of Parent by its chairman of the Board of Directors or any other Person duly authorized to act on behalf of Parent for such purpose, but need not be attested.  The signature of any of these officers on the Global Securities may be manual or facsimile.

(b)                                 Global Securities bearing the manual or facsimile signatures of individuals who were, at the time of execution, the proper officers of Parent shall bind Parent, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Global Securities or did not hold such offices at the date of such Global Securities.

(c)                                  At any time and from time to time after the execution and delivery of this Agreement, Parent may deliver a Parent Order for the authentication, as applicable, and delivery of Securities, and the Trustee, in accordance with such Parent Order, shall authenticate, as applicable, and deliver such Securities as provided in this Agreement and not otherwise.  In the case of Global Securities, such Parent Order shall be accompanied by Global Securities executed by Parent and delivered to the Trustee for authentication in accordance with such Parent Order.

(d)                                 Each Global Security shall be dated the date of its authentication.

(e)                                  No Global Security shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee, by manual or facsimile signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Global Security has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Agreement.

(f)                                   Direct Registration Securities need not be authenticated, and shall be valid and obligatory for all purposes and shall entitle each Holder thereof to all benefits of this Agreement.

Section 3.4                                    Registration, Registration of Transfer and Exchange.

(a)                                 Parent shall cause to be kept at the office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 7.2 being herein sometimes referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, Parent shall provide for the registration of Securities and of transfers of Securities.  The Trustee is hereby initially appointed “Security Registrar” for the purpose of registering Securities and transfers of Securities as herein provided.

(b)                                 (i) A Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.  All Global Securities will be exchanged by Parent for Direct Registration Securities if (1) Parent delivers to the Security Registrar notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by Parent within 120 days after the date of such notice from the Depositary; (2) Parent in its sole discretion determines that the Global Securities (in whole but not in part) should be exchanged for Direct Registration Securities and delivers a written notice to such effect to the Security Registrar or (3) an Event of Default has occurred and is continuing and the Security Registrar has received a request from the Depositary to issue Direct Registration Securities.  Upon the occurrence of either of the preceding events in (1) or (2) above, Direct Registration Securities shall be issued in such names as the Depositary shall instruct the Trustee.  Global Securities also may be exchanged or replaced, in whole or in part, as provided in this Section 3.4 and Section 3.5 hereof.  Every Global Security authenticated and delivered in exchange for, or in lieu of, a Global Security or any portion thereof, pursuant to this Section 3.4 or Section 3.5 hereof, shall be authenticated and delivered in the form of, and shall be, a Global Security.  A Global Security may not be exchanged for another Global Security other than as provided in this Section 3.4(b)(i), however, beneficial interests in a Global Security may be transferred and exchanged as provided in Section 3.4(b)(ii) or (iii) hereof.

(ii)                                  The transfer and exchange of beneficial interests in the Global Securities will be effected through the Depositary, in accordance with the provisions of this Agreement and the Applicable Procedures.  Beneficial interests in any Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in Global Security.  No written orders or instructions shall be required to be delivered to the Security Registrar to effect the transfers described in this Section 3.4(b)(ii).

(iii)                               If any holder of a beneficial interest in a Global Security proposes to exchange such beneficial interest for a Direct Registration Security or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Direct Registration Security, then the Security Registrar will cause the aggregate number of CVRs represented by the applicable Global Security to be reduced accordingly pursuant to Section 3.4(b)(vi) hereof, and the Security Registrar will deliver to the Person designated in the instructions a Direct Registration Security in the appropriate number of CVRs.  Any Direct Registration Security issued in exchange for a beneficial interest pursuant to this Section 3.4(b)(iii) will be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest requests through instructions to the Security Registrar from or through the Depositary and the Participant or Indirect Participant.

(iv)                              A Holder of a Direct Registration Security may exchange such Direct Registration Security for a beneficial interest in a Global Security or transfer such Direct Registration Security to a Person who takes delivery thereof in the form of a beneficial interest in a Global Security at any time.  Upon receipt of a request for such an exchange or transfer, the Security Registrar will cancel the applicable Direct Registration Security and increase or cause to be increased the aggregate number of CVRs represented by one of the Global Securities.

(v)                                 Upon request by a Holder of Direct Registration Securities and such Holder’s compliance with the provisions of this Section 3.4(b)(v), the Security Registrar will register the transfer or exchange of Direct Registration Securities.  Prior to such registration of transfer or exchange, the requesting Holder must present to the Security Registrar a written instruction of transfer in form satisfactory to the Security Registrar duly executed by such Holder or by its attorney, duly authorized in writing.  A Holder of Direct Registration Securities may transfer such Direct Registration Securities to a Person who takes delivery thereof in the form of Direct Registration Securities.  Upon receipt of a request to register such a transfer, the Security Registrar shall register the Direct Registration Securities pursuant to the instructions from the Holder thereof.

(vi)                              At such time as all beneficial interests in a particular Global Security have been exchanged for Direct Registration Securities or a particular Global Security has been repurchased or canceled in whole and not in part, each such Global Security will be returned to or retained and canceled by the Security Registrar in accordance with Section 3.8 hereof.  At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security or for Direct Registration Securities, the aggregate number of CVRs represented by such Global Security will be reduced accordingly and an endorsement will be made on such Global Security by the Security Registrar or by the Depositary at the direction of the Security Registrar to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security, such other Global Security will be increased accordingly and an endorsement will be made on such Global Security by the Security Registrar or by the Depositary at the direction of the Security Registrar to reflect such increase.

(vii)                           (A) To permit registrations of transfers and exchanges, Parent will execute, and the Trustee will authenticate Global Securities upon receipt of a Parent Order in accordance with Section 3.3 hereof or at the Security Registrar’s request.

(B)                               No service charge will be made to a Holder of a beneficial interest in a Global Security or to a Holder of a Direct Registration Security for any registration of transfer or exchange, but Parent may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith, other than exchanges pursuant to Section 6.6.

(C)                               All Global Securities and Direct Registration Securities issued upon any registration of transfer or exchange of Global Securities or Direct Registration Securities will be the valid obligations of Parent, evidencing the same rights, and entitled to the same benefits under this Agreement, as the Global Securities or Direct Registration Securities surrendered upon such registration of transfer or exchange.

(D)                               The Trustee will authenticate Global Securities in accordance with the provisions of Section 3.3 hereof.

Section 3.5                                    Mutilated, Destroyed, Lost and Stolen Securities.

(a)                                 If (i) any mutilated Global Security is surrendered to the Trustee, or (ii) Parent and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Global Security, and there is delivered to Parent and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to Parent or the Trustee that such Global Security has been acquired by a bona fide purchaser, Parent shall execute and, upon delivery of a Parent Order, the Trustee shall authenticate, as applicable, and deliver, in exchange for any such mutilated Global Security or in lieu of any such destroyed, lost or stolen Global Security, a new CVR, in the form of either a Global Security or a Direct Registration Security, of like tenor and amount of CVRs, bearing a number not contemporaneously outstanding.

(b)                                 In case any such mutilated, destroyed, lost or stolen Global Security has become or is to become finally due and payable within fifteen (15) days, Parent in its discretion may, instead of issuing a new CVR, pay to the Holder of such Security on the applicable CVR Payment Date, as the case may be, all amounts due and payable with respect thereto.

(c)                                  Every new Security issued pursuant to this Section 3.5 in lieu of any destroyed, lost or stolen Global Security shall constitute an original additional contractual obligation of Parent, whether or not the destroyed, lost or stolen Global Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Agreement equally and proportionately with any and all other Securities duly issued hereunder.

(d)                                 The provisions of this Section 3.5 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Global Securities.

Section 3.6                                    Payments with Respect to CVRs.  Payment of any amounts pursuant to the CVRs shall be made in such coin or currency of the United States of America as at the time is legal tender for the payment of public and private debts.  Parent may, at its option, pay such amounts by wire transfer or check payable in such money.

Section 3.7                                    Persons Deemed Owners.  Prior to the time of due presentment for registration of transfer, Parent, the Trustee and any agent of Parent or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither Parent, the Trustee nor any agent of Parent or the Trustee shall be affected by notice to the contrary.

Section 3.8                                    Cancellation.  All Securities surrendered for payment, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it.  Parent may at any time deliver to the Trustee for cancellation any Global Securities previously authenticated and delivered hereunder which Parent may have acquired in any manner whatsoever, and all Global Securities so delivered shall be promptly canceled by the Trustee.  No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 3.8, except as expressly permitted by this Agreement.  All cancelled Global Securities held by the Trustee shall be destroyed and a certificate of destruction shall be issued by the Trustee to Parent, unless otherwise directed by a Parent Order.

Section 3.9                                    CUSIP Numbers.  Parent in issuing the CVRs may use “CUSIP” numbers (if then generally in use), and, if so, the Trustee shall use “CUSIP” numbers in notices to the Holders as a convenience to the Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the CVRs or as contained in any notices and that reliance may be placed only on the other identification numbers printed on the CVRs, and any such notice shall not be affected by any defect in or omission of such numbers.  Parent will promptly notify the Trustee of any change in the “CUSIP” numbers.

ARTICLE 4
THE TRUSTEE

Section 4.1                                    Certain Duties and Responsibilities.

(a)                                 With respect to the Holders, the Trustee, prior to the occurrence of an Event of Default (as defined in Section 8.1) with respect to the Securities and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no implied covenants shall be read into this Agreement against the Trustee.  In case an Event of Default with respect to the Securities has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

(b)                                 In the absence of bad faith on its part, prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default which may have occurred, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee which conform to the requirements of this Agreement; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement.

(c)                                  No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that (i) this Subsection (c) shall not be construed to limit the effect of Subsections (a) and (b) of this Section 4.1; (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 8.9 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

(d)                                 Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 4.1.

Section 4.2                                    Certain Rights of Trustee.  Subject to the provisions of Section 4.1, including without limitation, the duty of care that the Trustee is required to exercise upon the occurrence of an Event of Default:

(a)                                 the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee need not investigate any fact or matter stated in the document;

(b)                                 any request or direction or order of Parent mentioned herein shall be sufficiently evidenced by a Parent Request or Parent Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution and the Trustee shall not be liable for any action it takes or omits to take in good faith reliance thereon;

(c)                                  whenever in the administration of this Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer’s Certificate and the Trustee shall not be liable for any action it takes or omits to take in good faith reliance thereon or an Opinion of Counsel;

(d)                                 the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(e)                                  the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Holders pursuant to this Agreement, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(f)                                   the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document, but the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may see fit, and if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of Parent, personally or by agent or attorney;

(g)                                  the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(h)                                 the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(i)                                     the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Paying Agent, the Security Registrar, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder;

(j)                                    in no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;

(k)                                 certain of the Trustee’s duties hereunder may be performed by the Paying Agent or Security Registrar;

(l)                                     the Trustee shall not be deemed to have notice of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice thereof has been received by such Responsible Officer at the offices of the Trustee and such notice references the CVRs and this Agreement and the fact that such notice constitutes notification of a default;

(m)                             the Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder;

(n)                                 the permissive rights of the Trustee enumerated in this Agreement shall not be construed as duties hereunder; and

(o)                                 in no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities or communications services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Section 4.3                                    Notice of Default.  If a default occurs hereunder with respect to the Securities, the Trustee shall give the Holders notice of any such default actually known to it as and to the extent applicable and provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 8.1(b) with respect to the Securities, no notice to Holders shall be given until at least thirty (30) days after the occurrence thereof.  For the purpose of this Section 4.3, the term “default” means any event that is, or after notice or lapse of time or both would become, an Event of Default with respect to the Securities.

Section 4.4                                    Not Responsible for Recitals or Issuance of Securities.  The Trustee shall not be accountable for Parent’s use of the Securities or the proceeds from the Securities.  The Recitals contained herein and in the Securities, except the Trustee’s certificates of authentication, shall be taken as the statements of Parent, and the Trustee assumes no responsibility for their correctness.  The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Securities.

Section 4.5                                    May Hold Securities.  The Trustee, any Paying Agent, Security Registrar or any other agent of Parent, in its individual or any other capacity, may become the owner or pledgee of Securities, and, subject to Sections 4.8 and 4.13, may otherwise deal with Parent with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

Section 4.6                                    Money Held in Trust.  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by Law.  The Trustee shall be under no liability for interest on any money received by it hereunder.

Section 4.7                                    Compensation and Reimbursement.  Parent agrees:

(a)                                 to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder in such amount as Parent and the Trustee shall agree from time to time (which compensation shall not be limited by any provision of Law in regard to the compensation of a trustee of an express trust);

(b)                                 except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Agreement (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the Trustee’s bad faith, negligence or willful misconduct; and

(c)                                  to indemnify the Trustee and each of its agents, officers, directors and employees (each an “indemnitee”) for, and to hold it harmless against, any loss, liability or expense (including attorneys fees and expenses) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust and the performance of its duties hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.  Parent’s payment obligations pursuant to this Section 4.7 shall survive the termination of this Agreement.  When the Trustee incurs expenses after the occurrence of an Event of Default specified in Section 8.1(c) or 8.1(d) with respect to Parent, the expenses are intended to constitute expenses of administration under bankruptcy Laws.

Section 4.8                                    Disqualification; Conflicting Interests.

(a)                                 If applicable, to the extent that the Trustee or Parent determines that the Trustee has a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall, within ninety (90) days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Agreement.  Parent shall take prompt steps to have a successor appointed in the manner provided in this Agreement.

(b)                                 In the event the Trustee shall fail to comply with the foregoing Subsection 4.8(a), the Trustee shall, within ten (10) days of the expiration of such ninety (90)

day period, transmit a notice of such failure to the Holders in the manner and to the extent provided in the Trust Indenture Act and this Agreement.

(c)                                  If the Trustee fails to comply with Section 4.8(a) after written request therefore by Parent or any Holder, any Holder of any Security who has been a bona fide Holder for at least six (6) months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of such Trustee and the appointment of a successor Trustee.

Section 4.9                                    Corporate Trustee Required; Eligibility.  There shall at all times be a Trustee hereunder which satisfies the applicable requirements of Sections 310(a)(1) and (5) of the Trust Indenture Act and has a combined capital and surplus of at least one hundred million dollars ($100,000,000).  If such corporation publishes reports of condition at least annually, pursuant to Law or to the requirements of a supervising or examining authority, then for the purposes of this Section 4.9, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article 4.

Section 4.10                             Resignation and Removal; Appointment of Successor.

(a)                                 No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article 4 shall become effective until the acceptance of appointment by the successor Trustee under Section 4.11.

(b)                                 The Trustee, or any trustee or trustees hereafter appointed, may resign at any time by giving written notice thereof to Parent.  If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within thirty (30) days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

(c)                                  The Trustee may be removed at any time by an Act of the Acting Holders, delivered to the Trustee and to Parent.

(d)                                 If at any time:

(1)                                 the Trustee shall fail to comply with Section 4.8 after written request therefor by Parent or by any Holder who has been a bona fide Holder of a Security for at least six months, or

(2)                                 the Trustee shall cease to be eligible under Section 4.9 and shall fail to resign after written request therefor by Parent or by any such Holder, or

(3)                                 the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation,

then, in any case, (i) Parent, by a Board Resolution, may remove the Trustee, or (ii) the Holder of any Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

(e)                                  If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, Parent, by a Board Resolution, shall promptly appoint a successor Trustee.  If, within one year after any removal by Holders of a majority of the Outstanding Securities, a successor Trustee shall be appointed by act of the Holders of a majority of the Outstanding Securities delivered to Parent and the retiring Trustee the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with Section 4.11, become the successor Trustee and supersede the successor Trustee appointed by Parent.  If no successor Trustee shall have been so appointed by Parent or the Holders of the Securities and accepted appointment within sixty (60) days after the retiring Trustee tenders its resignation or is removed, the retiring Trustee may, or, the Holder of any Security who has been a bona fide Holder for at least six (6) months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

(f)                                   Parent shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Security Register.  Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.  If Parent fails to send such notice within ten (10) days after acceptance of appointment by a successor Trustee, it shall not be a default hereunder but the successor Trustee shall cause the notice to be mailed at the expense of Parent.

Section 4.11                             Acceptance of Appointment of Successor.

(a)                                 Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to Parent and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, upon request of Parent or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.  Upon request of any such successor Trustee, Parent shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

(b)                                 No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article 4.

Section 4.12                             Merger, Conversion, Consolidation or Succession to Business.  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, by sale or otherwise shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article 4, without the execution or filing of any paper or any further act on the part of any of the Parties hereto.  In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion, sale or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities; and such certificate shall have the full force which it is anywhere in the Securities or in this Agreement provided that the certificate of the Trustee shall have; provided that the right to adopt the certificate of authentication of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

Section 4.13                             Preferential Collection of Claims Against Company.  If and when the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of Parent (or any other obligor upon the Securities), excluding any creditor relationship set forth in Section 311(b) of the Trust Indenture Act, if applicable, the Trustee shall be subject to the applicable provisions of the Trust Indenture Act regarding the collection of claims against Parent (or any such other obligor).

ARTICLE 5
HOLDERS’ LISTS AND REPORTS BY THE TRUSTEE AND COMPANY

Section 5.1                                    Company to Furnish to Trustee Names and Addresses of Holders.  Parent will furnish, or cause to be furnished to the Trustee (i) promptly after the issuance of the Securities, and semi-annually thereafter, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of a recent date, and (ii) at such times as the Trustee may request in writing, within thirty (30) days after receipt by Parent of any such request, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of a date not more than fifteen (15) days prior to the time such list is furnished; provided, however, that if and so long as the Trustee shall be the Security Registrar, no such list need be furnished.

Section 5.2                                    Preservation of Information; Communications to Holders.

(a)                                 The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 5.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar.  The Trustee may destroy any list furnished to it as provided in Section 5.1 upon receipt of a new list so furnished.

(b)                                 The rights of the Holders to communicate with other Holders with respect to their rights under this Agreement and the corresponding rights and privileges of the Trustee shall be as provided by Section 312(b)(2) of the Trust Indenture Act, if applicable.

(c)                                  Every Holder of Securities, by receiving and holding the same, agrees with Parent and the Trustee that neither Parent nor the Trustee shall be deemed to be in violation of Law or held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders made pursuant to the Trust Indenture Act (if applicable) regardless of the source from which such information was derived.

Section 5.3                                    Reports by Trustee.

(a)                                 Within sixty (60) days after December 31 of each year commencing with the December 31 following the date of this Agreement, the Trustee shall transmit to all Holders such reports concerning the Trustee and its actions under this Agreement as may be required pursuant to the Trust Indenture Act to the extent and in the manner provided pursuant thereto.  The Trustee shall also comply with Section 313(b)(2) of the Trust Indenture Act, if applicable.  The Trustee shall also transmit by mail all reports as required by Section 313(c) of the Trust Indenture Act, if applicable.

(b)                                 A copy of each such report shall, at the time of such transmission to the Holders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed, with the Commission and also with Parent.  Parent will promptly notify the Trustee when the Securities are listed on any stock exchange.

Section 5.4                                    Reports by Company.  Parent shall:

(a)                                 file with the Trustee, (i) within ten (10) days after Parent is required to file the same with the Commission, copies of the annual and quarterly reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which Parent is required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act (such required information, documents and other reports, together the “Exchange Act Documents”); and (ii) if Parent is not required to file Exchange Act Documents under Section 13 or 15(d) of the Exchange Act, within forty-five (45) days after each calendar quarter of Parent (other than the last quarter of each calendar year), quarterly financial information and, within ninety (90) days after each calendar year of Parent, annual financial information that would be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations (provided that Parent also delivers with, or includes within, the quarterly reports referred to in (i) and (ii) a calculation of Net Sales for the Product for such quarterly period);

(b)                                 file with the Trustee, within ten (10) days after Parent files its quarterly report with the Commission for any quarter if Parent is required to file Exchange Act Documents under Section 13 or 15(d) of the Exchange Act, or if Parent is not required to file Exchange Act Documents under Section 13 or 15(d) of the Exchange Act within thirty (30) days after each calendar quarter, a Net Sales Statement with respect to the last completed calendar quarter;

(c)                                  file with the Trustee such additional information, documents and reports with respect to compliance by Parent with the conditions and covenants of this Agreement as may be required from time to time by the rules and regulations of the Commission; and

(d)                                 make available to the Holders on Parent’s website as of an even date with the filing of such materials with the Trustee, the information, documents and reports required to be filed by Parent pursuant to subsections (a), (b) and (c) of this Section 5.4.

Delivery of the reports, information and documents described in Section 5.4(a) and (c) shall not constitute constructive notice of any information contained therein or determinable there from, including Parent’s compliance with any of its covenants or other obligations hereunder as to which the Trustee is entitled to rely exclusively on Officer’s Certificates.

ARTICLE 6
AMENDMENTS

Section 6.1                                    Amendments Without Consent of Holders.

(a)                                 Without the consent of any Holders or the Trustee, Parent, when authorized by a Board Resolution, at any time and from time to time, may enter into one or more amendments hereto, to evidence the succession of another Person to Parent and the assumption by any such successor of the covenants of Parent herein as provided in Section 9.1.

(b)                                 Without the consent of any Holders, Parent and the Trustee, at any time and from time to time, may enter into one or more amendments hereto or to the Securities, for any of the following purposes:

(i)                                     to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities any property or assets; or

(ii)                                  to evidence the succession of another Person to Parent, and the assumption by any such successor of the covenants of Parent herein and in the Securities; or

(iii)                               to add to the covenants of Parent such further covenants, restrictions, conditions or provisions as its Board of Directors and the Trustee shall consider to be for the protection of the Holders of Securities, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Agreement as herein set forth; provided, that in respect of any such additional covenant, restriction, condition or provision, such amendment may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Acting Holders to waive such an Event of Default; or

(iv)                              to cure any ambiguity, or to correct or supplement any provision herein or in the Securities which may be defective or inconsistent with any other provision herein; provided, that such provisions shall not adversely affect the interests of the Holders; or

(v)                                 to make any other provisions with respect to matters or questions arising under this Agreement; provided, that such provisions shall not adversely affect the interests of the Holders;

(vi)                              to make any amendments or changes necessary to comply or maintain compliance with the Trust Indenture Act, if applicable; or

(vii)                           make any change that does not adversely affect the interests of the Holders.

(viii)                        Promptly following any amendment of this Agreement or the Securities in accordance with this Section 6.1, the Trustee shall notify the Holders of the Securities of such amendment; provided that any failure so to notify the Holders shall not affect the validity of such amendment.

Section 6.2                                    Amendments with Consent of Holders.  With the consent of the Majority Holders, by Act of said Holders delivered to the Company or the Trustee, Parent (when authorized by a Board Resolution), at any time and from time to time, may enter into one or more amendments hereto or to the Securities for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or to the Securities or of modifying in any manner the rights of the Holders under this Agreement or to the Securities; provided, however, that no such amendment shall, without the consent of the Holder of each Outstanding Security affected thereby:

(a)                                 modify in a manner adverse to the Holders (i) any provision contained herein with respect to the termination of this Agreement or the Securities, (ii) the time for payment and amount of any payment to be made to the Holders pursuant to this Agreement, or otherwise extend the time for payment of the Securities or reduce the amounts payable in respect of the Securities or modify any other payment term or payment date;

(b)                                 reduce the number of CVRs, the consent of whose Holders is required for any such amendment; or

(c)                                  modify any of the provisions of this Section 6.2, except to increase the percentage of Holders from whom consent is required or to provide that certain other provisions of this Agreement cannot be modified or waived without the consent of the Holder of each Security affected thereby.

It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such Act shall approve the substance thereof.

Section 6.3                                    Execution of Amendments.  In executing any amendment permitted by this Article 6, the Trustee (subject to Section 4.1) shall be fully protected in relying upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement.  The Trustee shall execute any amendment authorized pursuant to this Article 6 if the amendment does not adversely affect the Trustee’s own rights, duties or immunities under this Agreement or otherwise.  Otherwise, the Trustee may, but need not, execute such amendment.

Section 6.4                                    Effect of Amendments; Notice to Holders.

(a)                                 Upon the execution of any amendment under this Article 6, this Agreement and the Securities shall be modified in accordance therewith, and such amendment shall form a part of this Agreement and the Securities for all purposes; and every Holder of Securities theretofore or thereafter authenticated, as applicable, and delivered hereunder shall be bound thereby.

(b)                                 Promptly after the execution by Parent and the Trustee of any amendment pursuant to the provisions of this Article 6, Parent shall mail a notice thereof by first class mail to the Holders of Securities at their addresses as they shall appear on the Security Register, setting forth in general terms the substance of such amendment.  Any failure of Parent to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

Section 6.5                                    Conformity with Trust Indenture Act.  Every amendment executed pursuant to this Article 6 shall conform to the applicable requirements of the Trust Indenture Act, if any.

Section 6.6                                    Reference in Securities to Amendments.  If an amendment changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee.  Global Securities authenticated and delivered after the execution of any amendment pursuant to this Article 6 may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such amendment.  If Parent shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such amendment may be prepared and executed by Parent, as applicable, and authenticated, as applicable, and delivered by the Trustee in exchange for Outstanding Securities.  Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment.

ARTICLE 7
COVENANTS

Section 7.1                                    Payment of Amounts, if any, to Holders.  Parent will duly and punctually pay the amounts, if any, on the Securities in accordance with the terms of the Securities and this Agreement.  Such amounts shall be considered paid on the applicable CVR Payment Date if on such date the Trustee or the Paying Agent holds in accordance with this Agreement money sufficient to pay all such amounts then due.  Notwithstanding any other provision of this Agreement, Parent or any of its Affiliates (including the Surviving Corporation, as applicable), the Trustee or the Paying Agent, shall be entitled to deduct and withhold, or cause to be deducted and withheld, from amounts (including CVRs) otherwise payable pursuant to this Agreement, such amounts as Parent or any of its Affiliates, the Trustee or the Paying Agent is required to deduct and withhold with respect to the making of such payment under the Internal Revenue

Code of 1986, as amended, or any provision of state, local or foreign tax Law.  To the extent that amounts are so withheld by Parent or any of its Affiliates, the Trustee or the Paying Agent, such withheld amounts shall be (a) paid over to the applicable Governmental Entity in accordance with applicable Law and (b) treated for all purposes of this Agreement as having been paid to such Holder in respect of which such deduction and withholding was made by Parent or any of its Affiliates, the Trustee or the Paying Agent, as the case may be.  The consent of Holder shall not be required for any such withholding.

Section 7.2                                    Maintenance of Office or Agency.

(a)                                 As long as any of the Securities remain Outstanding, Parent will maintain in the Borough of Manhattan, the City of New York, an office or agency (i) where Securities may be presented or surrendered for payment, (ii) where Securities may be surrendered for registration of transfer or exchange and (iii) where notices and demands to or upon Parent in respect of the Securities and this Agreement may be served.  The office or agency of the Trustee at [•] shall be such office or agency of Parent, unless Parent shall designate and maintain some other office or agency for one or more of such purposes.  Parent or any of its Subsidiaries may act as Paying Agent, registrar or transfer agent; provided that such Person shall take appropriate actions to avoid the commingling of funds.  Parent will give prompt written notice to the Trustee of any change in the location of any such office or agency.  If at any time Parent shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and Parent hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

(b)                                 Parent may from time to time designate one or more other offices or agencies (in or outside of the City of New York) where the Securities may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation; provided, however, that no such designation or rescission shall in any manner relieve Parent of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York for such purposes.  Parent will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such office or agency.

Section 7.3                                    Money for Security Payments to be Held in Trust.

(a)                                 If Parent or any of its Subsidiaries shall at any time act as the Paying Agent, it will, on or before a CVR Payment Date, as the case may be, segregate and hold in trust for the benefit of the Holders all sums held by such Paying Agent for payment on the Securities until such sums shall be paid to the Holders as herein provided, and will promptly notify the Trustee of any default by Parent in making payment on the Securities.

(b)                                 Whenever Parent shall have one or more Paying Agents for the Securities, it will, on or before a CVR Payment Date deposit with a Paying Agent a sum in same day funds sufficient to pay the amount, if any, so becoming due; such sum to be held in trust for the benefit of the Persons entitled to such amount, and (unless such Paying Agent is the Trustee) Parent will promptly notify the Trustee of such action or any failure so to act.

(c)                                  Parent will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 7.3, that (i) such Paying Agent will hold all sums held by it for the payment of any amount payable on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will notify the Trustee of the sums so held and (ii) that it will give the Trustee notice of any failure by Parent (or by any other obligor on the Securities) to make any payment on the Securities when the same shall be due and payable.

(d)                                 Any money deposited with the Trustee or any Paying Agent, or then held by Parent, in trust for the payment on any Security and remaining unclaimed for one (1) year after a CVR Payment Date shall be paid to Parent on Parent Request, or (if then held by Parent) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to Parent for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease.

Section 7.4                                    Certain Purchases and Sales.  Nothing contained herein shall prohibit Parent or any of its Subsidiaries or Affiliates from acquiring in open market transactions, private transactions or otherwise, the Securities; provided that prior to any acquisition of any Securities, Parent must publicly disclose the amount of Securities which it has been authorized to acquire as well as the amount of Securities it has acquired as of the end of the quarterly or annual period reported in such quarterly or annual report pursuant to Section 5.4.

Section 7.5                                    Books and Records.  Parent shall keep, and shall cause its Subsidiaries to keep, true, complete and accurate records in sufficient detail to enable the amounts payable under this Agreement to be determined by the Holders and their consultants or professional advisors, for a period of three (3) years following the termination of this Agreement.

Section 7.6                                    Audits.

(a)                                 Upon the written request of the Acting Holders within one year of the date of the Milestone Notice (the “Review Request Period”), Parent shall permit, and shall cause its controlled Affiliates to permit, the Independent Accountant to have access during normal business hours to such of the records of the Company as may be reasonably necessary to verify the accuracy of the Net Sales Statements and the figures underlying the calculations set forth therein, including, without limitation, all written materials related to any sale transaction reasonably requested by such Independent Accountant.  The Independent Accountant shall be charged to come to a final determination with respect to those specific items in the Net Sales Statements that the parties disagree on and submit to it for resolution.  All other items in the Net Sales Statements that the parties do not submit, prior to the end of the Review Request Period, to the Independent Accountant for resolution shall be deemed to be agreed by the parties and the Independent Accountant shall not be charged with calculating or validating those agreed upon items.  If issues are submitted to the Independent Accountant for resolution, Parent shall, and shall cause to its controlled Affiliates to, furnish to the Independent Accountant such access, work papers and other documents and information related to those disputed issues as the Independent Accountant may request and as are available to Parent.  The Independent Accountant shall disclose to Parent and the Acting Holders any matters directly related to their findings to the extent necessary to verify the accuracy or completeness of the Net Sales Statements.  The fees charged by such accounting firm shall be paid by Parent.

(b)                                 If the Independent Accountant concludes that the Net Sales Milestone Payment was properly due but was not paid to the Holders, Parent shall pay the Net Sales Milestone Payment within ten (10) days of the date the Acting Holders deliver to Parent the Independent Accountant’s written report (the “Shortfall Report”); provided that the Net Sales Milestone Payment amount shall bear interest at the Default Interest Rate beginning from the date the Net Sales Milestone Payment should have been duly and punctually made had the Net Sales Milestone Payment been made in accordance with the Shortfall Report, and running until payment is made to the Trustee.  The decision of the Independent Accountant shall be final, conclusive and binding on Parent and the Holders, shall be non-appealable and shall not be subject to further review.

(c)                                  If, upon the expiration of the Review Request Period, the Acting Holders have not requested a review of the Net Sales Statements in accordance with this Section 7.6, the calculations set forth in the Net Sales Statements shall be binding and conclusive upon the Holders.

(d)                                 Each Person seeking to receive information from Parent in connection with a review pursuant to this Section 7.6 shall enter into, and shall cause its accounting firm to enter into, a reasonable and mutually satisfactory confidentiality agreement with Parent or any controlled Affiliate obligating such party to retain all such information disclosed to such party in confidence pursuant to such confidentiality agreement.

(e)                                  Parent shall not, and shall cause its Affiliates not to, enter into any license or distribution agreement with any third party (other than Parent or its Affiliates) with respect to the Product unless such agreement contains provisions that would allow any Independent Accountant appointed pursuant to this Section 7.6 such access to the records of the other party to such license or distribution agreement as may be reasonably necessary to perform its duties pursuant to this Section 7.6; provided that Parent and its Affiliates shall not be required to amend any Existing Licenses, but shall use their respective commercially reasonable efforts to obtain the consent of such other party to such access.  The Parties agree that, if Parent or its Affiliates have exercised audit rights under any license or distribution agreement prior to the Acting Holders’ request for an audit under this Section 7.6 and under such license or distribution agreement Parent and its Affiliates cannot request another audit, the results of Parent’s prior audit of such licensee or distributor will be used for purposes of the audit requested by the Acting Holders under this Section 7.6 and that Parent shall not have any further obligation to provide access to an Independent Accountant with respect to such licensee until such time as Parent may again exercise its rights of audit under the license agreement with such licensee.

Section 7.7                                    Listing of CVRs.  Parent hereby covenants and agrees to cause the Securities to be approved for listing (subject to notice of issuance) for trading on the Nasdaq Stock Market and will maintain such listing for so long as any CVRs remain Outstanding.

Section 7.8                                    Product Transfer.  So long as the CVRs remain Outstanding, Parent and its Affiliates may not, directly or indirectly, by a sale or swap of assets, merger, reorganization, joint venture, lease, license or any other transaction or arrangement, sell, transfer, convey or otherwise dispose of their respective rights in and to the Product to a third party (other than Parent or its Affiliates), unless at all times after any such sale, transfer, conveyance or other disposition, the gross amounts invoiced for the Product by the applicable transferee will be reflected in Net Sales in accordance with the terms hereunder (with the transferee substituted for Parent for purposes of the definition of “Net Sales”) as if such transferee was Parent, and the contract for such sale, transfer, conveyance or other disposition (which Parent shall take all reasonable actions necessary to enforce in all material respects) shall provide for such treatment and shall require the transferee to comply with the covenants in this Section 7.8 and Sections 7.5, 7.9 and 7.10 hereof to the same extent as Parent.  For purposes of clarification, this Section 7.8 shall not apply to sales of the Product made by Parent or its Affiliates or ordinary course licensing arrangements between Parent and its Affiliates, on the one hand, and third party licensees, distributors and contract manufacturers, on the other hand, entered into in the ordinary course of business for purposes of developing, manufacturing, distributing and selling the Product and for which the gross amounts invoiced for sales of the Product by the applicable third party licensee, distributor or contract manufacturer will be reflected in Net Sales of the Product in accordance with the terms of this Agreement.

Section 7.9                                    Diligent Efforts.  Parent shall, and shall cause its controlled Affiliates and any other Selling Entity to, use Diligent Efforts to achieve the Third Net Sales Milestone as promptly as practicable prior to the Net Sales Milestone Payment Termination Date.

Section 7.10                             Notice of Default.  Parent shall file with the Trustee written notice of the occurrence of any Event of Default or other default under this Agreement within five (5) business days of its becoming aware of any such default or Event of Default.  Parent shall deliver to the Trustee within 90 days after the end of each fiscal year (beginning with the fiscal year ending December 31, 2013) an Officer’s Certificate stating whether or not to the best knowledge of the signer thereof Parent is in default in the performance and observance of any of the conditions or covenants under this Agreement (without regard to any period of grace or requirement of notice provided hereunder) and if Parent shall be in default, specifying all such defaults and the nature and status thereof.

Section 7.11                             Confidentiality.  The Trustee and the Holders hereby agree that any confidential or non-public information (including Net Sales Statements) they receive from or on behalf of Parent or any Affiliate of Parent, which receipt arises out of the transactions contemplated by this Agreement (the “Confidential Information”), shall: (a) not be used for any purpose other than for purposes permitted under this Agreement; (b) not be used directly or indirectly in any way that is for competitive purposes; and (c) not be disclosed by, and be kept confidential by, such Trustee and the Holders and its directors, officers, members, managers, employees, affiliates, and agents (collectively, “Representatives”); provided, however, that any such Confidential Information may be disclosed only to their Representatives (including the Independent Accountant) who (i) need to know such Confidential Information and (ii) are bound in writing to a non-disclosure agreement no less restrictive than this Section 7.11.  It is understood that such Representatives shall be informed by the Trustee or the applicable Holder of the confidential nature of such Confidential Information, and that the Trustee or such Holder, as applicable, shall be responsible for any disclosure or use made by its Representatives in breach of obligations under this Agreement to the same extent as if such disclosure or use had been made directly by the Trustee or such Holder, as applicable.  “Confidential Information” shall not include any information that is (i) publicly available other than because of a breach of this Section 7.11 by the Trustee or the Holders or any of their respective Representatives or (ii) is lawfully disclosed to the Trustee or Holders by sources (other than Parent or its Affiliates) rightfully in possession of the Confidential Information.  If the Trustee, Holders or their respective Representatives are legally required or requested to disclose any Confidential Information, they will in advance of such disclosure, unless otherwise prohibited by Law, promptly notify Parent of such request or requirement so that Parent may seek to avoid or minimize the required disclosure and/or obtain an appropriate protective order or other appropriate relief to ensure that any Confidential Information so disclosed is maintained in confidence to the maximum extent possible by the Person receiving the disclosure, or, in Parent’s discretion, to waive compliance with the provisions of this Agreement.  In any such case, the Trustee and the Holders agree to cooperate and use commercially reasonable efforts to avoid or minimize the required disclosure and/or obtain such protective order or other relief.  If, in the absence of a protective order or the receipt of a waiver hereunder, the Trustee, Holders or their respective Representatives are legally obligated to disclose any Confidential Information, they will disclose only so much thereof to the party compelling disclosure as they believe in good faith, on the basis of advice of counsel, is required by Law.  The Trustee and Holders shall give Parent prior written notice of the specific Confidential Information that they believe they are required to disclose under such circumstances.  All Confidential Information disclosed by or on behalf of Parent or any of its Affiliates shall be, and shall remain, the property of Parent or such Affiliate.

Section 7.12                             Non-use of Name.  Neither the Trustee nor the Holders shall use the name, trademark, trade name, or logo of Parent, its Affiliates, or their respective employees in any publicity or news release relating to this Agreement or its subject matter, without the prior express written permission of Parent.

ARTICLE 8
REMEDIES OF THE TRUSTEE AND HOLDERS
ON EVENT OF DEFAULT

Section 8.1                                    Event of Default Defined; Waiver of Default.  “Event of Default” with respect to the Securities, means each one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of Law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)                                 default in the payment of all or any part of any CVR Payment after a period of ten (10) Business Days after such CVR Payment shall become due and payable on a CVR Payment Date or otherwise; or

(b)                                 material default in the performance, or breach in any material respect, of any covenant or warranty of Parent in respect of the Securities (other than a covenant or warranty in respect of the Securities, a default in whose performance or whose breach is elsewhere in this Section 8.1 specifically dealt with), and continuance of such default or breach for a period of ninety (90) days after there has been given, by registered or certified mail, to Parent by the Trustee or to Parent and the Trustee by the Acting Holders, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or

(c)                                  a court having jurisdiction in the premises shall enter a decree or order for relief in respect of Parent in an involuntary case under any applicable bankruptcy, insolvency or other similar Law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of Parent or for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of ninety (90) consecutive days; or

(d)                                 Parent shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar Law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such Law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of Parent or for any substantial part of its property, or make any general assignment for the benefit of creditors.

If an Event of Default described above occurs and is continuing, then, and in each and every such case, either the Trustee or the Trustee upon the written request of the Acting Holders by notice in writing to Parent (and to the Trustee if given by the Acting Holders), shall bring suit to protect the rights of the Holders, including to obtain payment for any amounts then due and payable, which amounts shall bear interest at the Default Interest Rate until payment is made to the Trustee.

The foregoing provisions, however, are subject to the condition that if, at any time after the Trustee shall have begun such suit, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, Parent shall pay or shall deposit with the Trustee a sum sufficient to pay all amounts which shall have become due (with interest upon such overdue amount at the Default Interest Rate to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred and all advances made, by the Trustee, and if any and all Events of Default under this Agreement shall have been cured, waived or otherwise remedied as provided herein, then and in every such case the Acting Holders, by written notice to Parent and to the Trustee, may waive all defaults with respect to the Securities, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereof.

Section 8.2                                    Collection by the Trustee; the Trustee May Prove Payment Obligations.  Parent covenants that in case default shall be made in the payment of all or any part of the Securities when the same shall have become due and payable, whether at a CVR Payment Date or otherwise, then upon demand of the Trustee, Parent will pay to the Trustee for the benefit of the Holders of the Securities the whole amount that then shall have become due and payable on all Securities (with interest from the date due and payable to the date of such payment upon the overdue amount at the Default Interest Rate); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and any expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of its negligence or bad faith.

The Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Agreement or in aid of the exercise of any power granted herein, or to enforce any other remedy.

In case Parent shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at Law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against Parent or other obligor upon such Securities and collect in the manner provided by Law out of the property of Parent or other obligor upon such Securities, wherever situated, the moneys adjudged or decreed to be payable.

In any judicial proceedings relative to Parent or other obligor upon the Securities, irrespective of whether any amount is then due and payable with respect to the Securities, the Trustee is authorized:

(a)                                 to file and prove a claim or claims for the whole amount owing and unpaid in respect of the Securities, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Holders allowed in any judicial proceedings relative to Parent or other obligor upon the Securities, or to their respective property;

(b)                                 unless prohibited by and only to the extent required by applicable Law, to vote on behalf of the Holders in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or Person performing similar functions in comparable proceedings; and

(c)                                  to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Holders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Holders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Holders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of its negligence or bad faith, and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 4.7.  To the extent that such payment of reasonable compensation, expenses, disbursements, advances and other amounts out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, moneys, securities and other property which the Holders may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities, or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

All rights of action and of asserting claims under this Agreement, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities or the production thereof and any trial or other proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders.

In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Agreement to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders, and it shall not be necessary to make any Holders of such Securities parties to any such proceedings.

Section 8.3                                    Application of Proceeds.  Any monies collected by the Trustee pursuant to this Article 8 in respect of any Securities shall be applied in the following order at the date or dates fixed by the Trustee upon presentation of the several Securities in respect of which monies have been collected and stamping (or otherwise noting) thereon the payment in exchange for the presented Securities if only partially paid or upon surrender thereof if fully paid:

FIRST:                                                        To the payment of costs and expenses in respect of which monies have been collected, including reasonable compensation to the Trustee and each predecessor Trustee and their respective agents and attorneys and of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of its bad faith, negligence or willful misconduct, and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 4.7;

SECOND:                                         To the payment of the whole amount then owing and unpaid upon all the Securities, with interest at the Default Interest Rate on all such amounts, and in case such monies shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities, then to the payment of such amounts without preference or priority of any security over any other Security, ratably to the aggregate of such amounts due and payable; and

THIRD:                                                   To the payment of the remainder, if any, to Parent or any other Person lawfully entitled thereto.

Section 8.4                                    Suits for Enforcement.  In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Agreement by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at Law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right vested in the Trustee by this Agreement or by Law.

Section 8.5                                    Restoration of Rights on Abandonment of Proceedings.  In case the Trustee or any Holder shall have proceeded to enforce any right under this Agreement and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case Parent and the Trustee and the Holders shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of Parent, the Trustee and the Holders shall continue as though no such proceedings had been taken.

Section 8.6                                    Limitations on Suits by Holders.  Subject to the right of the Acting Holders under Section 7.6, no Holder of any Security shall have any right by virtue or by availing of any provision of this Agreement to institute any action or proceeding at Law or in equity or in bankruptcy or otherwise upon or under or with respect to this Agreement, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written Notice of Default and of the continuance thereof, as hereinbefore provided, and unless also the Acting Holders shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for fifteen (15) days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 8.9.  For the protection and enforcement of the provisions of this Section 8.6, each and every Holder and the Trustee shall be entitled to such relief as can be given either at Law or in equity.

Section 8.7                                    Unconditional Right of Holders to Institute Certain Suits.  Notwithstanding any other provision in this Agreement and any provision of any Security, the right of any Holder of any Security to receive payment of the amounts payable in respect of such Security on or after the respective due dates expressed in such Security, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

Section 8.8                                    Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default.

(a)                                 Except as provided in Section 8.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by Law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at Law or in equity or otherwise.  The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

(b)                                 No delay or omission of the Trustee or of any Holder to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 8.6, every power and remedy given by this Agreement or by Law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders.

Section 8.9                                    Control by Holders.

(a)                                 The Acting Holders shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any power conferred on the Trustee with respect to the Securities by this Agreement; provided that such direction shall not be otherwise than in accordance with Law and the provisions of this Agreement; and provided further that (subject to the provisions of Section 4.1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee or a committee of directors or responsible officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forbearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities not joining in the giving of said direction.

(b)                                 Nothing in this Agreement shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Holders.

Section 8.10                             Waiver of Past Defaults.

(a)                                 In the case of a default or an Event of Default specified in clause (b), (c) or (d) of Section 8.1, the Acting Holders may waive any such default or Event of Default, and its consequences except a default in respect of a covenant or provisions hereof which cannot be modified or amended without the consent of the Holder of each Security affected.  In the case of any such waiver, Parent, the Trustee and the Holders of the Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

(b)                                 Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Agreement; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

Section 8.11                             The Trustee to Give Notice of Default, but May Withhold in Certain Circumstances.  The Trustee shall transmit to the Holders, as the names and addresses of such Holders appear on the Security Register (as provided under Section 313(c) of the Trust Indenture Act, if applicable), notice by mail of all defaults which have occurred and are known to the Trustee, such notice to be transmitted within ninety (90) days after the occurrence thereof, unless such defaults shall have been cured before the giving of such notice (the term “default” for the purposes of this Section 8.11 being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided that, except in the case of default in the payment of the amounts payable in respect of any of the Securities, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or trustees and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders.

Section 8.12                             Right of Court to Require Filing of Undertaking to Pay Costs.  All Parties to this Agreement agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement or in any suit against the Trustee for any action taken, suffered or omitted by it as the Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 8.12 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders holding in the aggregate more than ten percent (10%) of the Securities Outstanding or to any suit instituted by any Holder for the enforcement of the payment of any Security on or after the due date expressed in such Security.

ARTICLE 9
CONSOLIDATION, MERGER, SALE OR CONVEYANCE

Section 9.1                                    Parent Successors and Assigns.  Notwithstanding anything to the contrary in this Agreement, Parent may assign, in its sole discretion and without the consent of any other party, any or all of its rights, interests and obligations hereunder to one or more direct or indirect wholly-owned subsidiaries of Parent or to any purchaser or licensee of substantial rights to the Product (each, an “Assignee”).  Any such Assignee may thereafter assign, in its sole discretion and without the consent of any other party, any or all of its rights, interests and obligations hereunder to one or more additional Assignees; provided, however, that in connection with any assignment to an Assignee, Parent and Merger Sub (or the other assignor) shall remain liable for the performance by Parent and Merger Sub (and such other assignor, if applicable) of their obligations hereunder.  This Agreement will be binding upon, inure to the benefit of and be enforceable by Parent’s successors and each Assignee, and this Agreement shall not restrict

Parent’s, any Assignee’s or any of their respective successor’s ability to merge or consolidate.  Each of Parent’s successors shall expressly assume by an instrument supplemental hereto, executed and delivered to the Trustee, the due and punctual payment of the CVRs and the due and punctual performance and observance of all of the covenants and obligations of this Agreement to be performed or observed by Parent.

Section 9.2                                    Company May Consolidate, etc., on Certain Terms.  Parent covenants that it will not merge or consolidate with or into any other Person or sell or convey all or substantially all of its assets to any Person, unless, (i) Parent shall be the continuing Person, or the successor Person or the Person which acquires by sale or conveyance substantially all the assets of Parent (including the shares of Parent) shall be a Person organized under the Laws of the United States of America or any State thereof and shall expressly assume by an instrument supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Agreement to be performed or observed by Parent and (ii) Parent, or such successor Person, as the case may be, shall not, immediately after such merger or consolidation, or such sale or conveyance, be in default in the performance of any such covenant or condition.

Section 9.3                                    Successor Person Substituted.

(a)                                 In case of any such consolidation, merger, sale or conveyance, and following such an assumption by the successor Person, such successor Person shall succeed to and be substituted for Parent with the same effect as if it had been named herein.  Such successor Person may cause to be signed, and may issue either in its own name or in the name of Parent prior to such succession any or all of the Securities issuable hereunder, in the case of Global Securities, which theretofore shall not have been signed by Parent and delivered to the Trustee; and, upon the order of such successor corporation instead of Parent and subject to all the terms, conditions and limitations in this Agreement prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered to the Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose.  All of the Securities so issued shall in all respects have the same legal rank and benefit under this Agreement as the Securities theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Securities had been issued at the date of the execution hereof.

(b)                                 In case of any such consolidation, merger, sale or conveyance, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.  The successor entity to such consolidation, merger, sale or conveyance may satisfy the obligations of Section 5.4(a)(i) and (ii) of this Agreement by providing copies of such successor entity’s Exchange Act Documents in the case of Section 5.4(a)(i) or such successor entity’s financial information in the case of Section 5.4(a)(ii).

(c)                                  In the event of any such sale, transfer or conveyance (other than a conveyance by way of lease) Parent or any Person which shall theretofore have become such in the manner described in this Article 9 shall be discharged from all obligations and covenants under this Agreement and the Securities and may be liquidated and dissolved.

Section 9.4                                    Opinion of Counsel to the Trustee.  The Trustee, subject to the provisions of Sections 4.1 and 4.2, shall receive an Officer’s Certificate and Opinion of Counsel, prepared in accordance with Sections 1.3 and 1.4, as conclusive evidence that any such consolidation, merger, sale or conveyance, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this Agreement, and if a supplemental agreement is required in connection with such transaction, such supplemental agreement complies with this Article 9 and that there has been compliance with all conditions precedent herein provided for or relating to such transaction.

Section 9.5                                    Successors.  All covenants, provisions and agreements in this Agreement by or for the benefit of Parent, the Trustee or the Holders shall bind and inure to the benefit of their respective successors, assigns, heirs and personal representatives, whether so expressed or not.  Parent may assign this Agreement without the prior written consent of the other Parties to this Agreement to one or more of its direct or indirect Subsidiaries, provided, however, that in the event of any such assignment Parent shall remain subject to its obligations and covenants hereunder, including but not limited to its obligation to make the CVR Payments.

ARTICLE 10

PURCHASE OF SECURITIES UPON CVR FAILURE EVENT

Section 10.1                             Notice of Trustee.  In the event that a Failure Purchase Eligibility Date has occurred and Parent elects to purchase the Securities pursuant to the provisions of Section 10.5 hereof (a “Failure Purchase”), it shall furnish to the Trustee, at least thirty (30) days (unless a shorter period shall be agreed to by the Trustee) but not more than sixty (60) days before the date on which Parent proposes to consummate the Failure Purchase (any such date, a “Failure Purchase Date”) (but in any event prior to the notice provided pursuant to Section 10.2 hereof), an Officer’s Certificate (a “Failure Purchase Offer”) setting forth (i) the clause of this Agreement pursuant to which the Failure Purchase shall occur, (ii) the Failure Purchase Date, and (iii) the Failure Purchase Price, determined in accordance with Section 10.5 hereof.

Section 10.2                             Notice of Failure Purchase.  At least thirty (30) days but not more than sixty (60) days before a Failure Purchase Date, Parent shall mail or cause to be mailed, a notice of Failure Purchase to each Holder at its registered address (the “Failure Purchase Notice”) and shall publicly disclose the election of the Failure Purchase and the information required to be contained in the Failure Purchase Notice pursuant to this Section 10.2.  The Failure Purchase Notice shall identify the number of Securities Outstanding and shall state:

(a)                                 the Failure Purchase Date;

(b)                                 the Failure Purchase Price;

(c)                                  the name and address of the Paying Agent;

(d)                                 that Securities must be surrendered to the Paying Agent to collect the Failure Purchase Price;

(e)                                  that, unless Parent fails to make payment of the Failure Purchase Price, all right, title and interest in and to the Securities and any CVR Payment or any other amounts due under this Agreement, if any, on Securities called for Failure Purchase ceases to accrue on and after the Failure Purchase Date;

(f)                                   the clause of this Agreement pursuant to which the Failure Purchase shall occur; and

(g)                                  that no representation is made as to the correctness or accuracy of the CUSIP and ISIN number, if any, listed in such notice or printed on the Securities.

At Parent’s request, the Trustee shall give the Failure Purchase Notice in the Parent’s name and at its expense; provided, however, that Parent shall have delivered to the Trustee at least forty five (45) days (unless a shorter period shall be agreed to by the Trustee) but not more than sixty (60) days prior to the Failure Purchase Date, an Officer’s Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

Section 10.3                             Effect of Failure Purchase Notice.  Once the Failure Purchase Notice is mailed in accordance with Section 10.2 hereof, the Securities shall become irrevocably due and payable on the Failure Purchase Date at the Failure Purchase Price.  A Failure Purchase Notice shall be deemed to be given when mailed, whether or not the Holder receives the notice.  In any event, failure to give a particular Holder his or her Failure Purchase Notice, or any defect in such notice, shall not affect the validity of the proceedings for the Failure Purchase.

Section 10.4                             Deposit of Failure Purchase Price.  On or one (1) Business Day prior to the Failure Purchase Date, Parent shall deposit with the Trustee or with the Paying Agent (if different from the Trustee) money sufficient to pay the Failure Purchase Price of all Securities Outstanding on that date.  The Trustee or the Paying Agent shall promptly return to Parent any money deposited with the Trustee or the Paying Agent by Parent in excess of the amounts necessary to pay the Failure Purchase Price of all Securities Outstanding.

If Parent complies with the provisions of the preceding paragraph, on and after the Failure Purchase Date, all right, title and interest of a Holder to any CVR Payment, if any, shall cease to accrue on the Securities. If any Security called for Failure Purchase shall not be so paid upon surrender for Failure Purchase because of the failure of Parent to comply with the preceding paragraph, interest shall be paid on the unpaid Failure Purchase Price from the Failure Purchase Date, until such Failure Purchase Price is paid at the Default Interest Rate.

Section 10.5                             Failure Purchase by Parent.  Parent may, for a period of thirty (30) days after any Failure Purchase Eligibility Date, issue the Failure Purchase Notice in accordance with Section 10.2.  Upon issuance of the Failure Purchase Notice and in compliance with the other provisions of this Article 10, Parent shall, on the Failure Purchase Date specified in such Failure Purchase Notice, purchase and cancel all (but not less than all) of the Outstanding Securities at a cash price equal to 115% of the volume weighted average price paid per Security for all Securities traded over the forty-five (45) trading days prior to the fifth (5th) trading day prior to the date of the Failure Purchase Notice (the “Failure Purchase Price”).  If Parent has not issued the Failure Purchase Notice within such thirty (30) day period after the occurrence of a Failure Purchase Eligibility Date, it shall not be entitled to issue a Failure Purchase Notice and purchase and cancel the Securities until the next instance in which a Failure Purchase Eligibility Date occurs.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

Cubist Pharmaceuticals, Inc.

By:
Name:
Title:

[•], as the Trustee

By:
Name:
Title:

[Signature Page to Agreement]

ANNEX A

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE CONTINGENT VALUE RIGHTS AGREEMENT (THE “AGREEMENT”) HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF.  THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE AGREEMENT, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE AGREEMENT.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DIRECT REGISTRATION FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.  UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Cubist Pharmaceuticals, Inc.

No.	Certificate for	Contingent Value Rights
CUSIP	[•]

This certifies that                         , or registered assigns (the “Holder”), is the registered holder of the number of Contingent Value Rights (“CVRs” or “Securities”) set forth above.  Each CVR entitles the Holder, subject to the provisions contained herein and in the Agreement referred to on the reverse hereof, to payments from Cubist Pharmaceuticals, Inc., a Delaware corporation (the “Company”), in an amounts and in the forms determined pursuant to the provisions set forth on the reverse hereof and as more fully described in the Agreement referred to on the reverse hereof.  Such payments shall be made on the CVR Payment Date, as defined in the Agreement referred to on the reverse hereof.

Payment of any amounts pursuant to this CVR certificate shall be made only to the registered Holder (as defined in the Agreement) of this CVR certificate.  Such payment shall be made in [•], or at any other office or agency maintained by Parent for such purpose, in such coin or currency of the United States of America as at the time is legal tender for the payment of public and private debts; provided, however, Parent may pay such amounts by wire transfer or check payable in such money.  [•] has been initially appointed as Paying Agent at its office or agency in [•].

Reference is hereby made to the further provisions of this CVR certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this CVR certificate shall not be entitled to any benefit under the Agreement, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, Parent has caused this instrument to be duly executed.

Dated:	Cubist Pharmaceuticals, Inc.

By:
Name:
Title:

[Form of Reverse of CVR certificate]

1.                                      This CVR certificate is issued under and in accordance with the Contingent Value Rights Agreement, dated as of [•], 2013 (the “Agreement”), between Parent and [•], a [•], as trustee (the “Trustee,” which term includes any successor Trustee under the Agreement), and is subject to the terms and provisions contained in the Agreement, to all of which terms and provisions the Holder of this CVR certificate consents by acceptance hereof.  The Agreement is hereby incorporated herein by reference and made a part hereof.  Reference is hereby made to the Agreement for a full statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of Parent, the Trustee and the Holders of the CVRs.  All capitalized terms used in this CVR certificate without definition shall have the respective meanings ascribed to them in the Agreement.  Copies of the Agreement can be obtained by contacting the Trustee.

2.                                      On the Net Sales Milestone Payment Date, Trustee shall pay to the Holder hereof, for each CVR represented hereby, an amount equal to $3.00, if the First Net Sales Milestone is achieved during the Measurement Period and neither the Second Net Sales Milestone nor the Third Net Sales Milestone is achieved during the Measurement Period, $4.00, if the Second Net Sales Milestone is achieved during the Measurement  Period and the Third Net Sales Milestone is not achieved during the Measuring Period, or $5.00, if the Third Net Sales Milestone is achieved during the Measurement Period.

3.                                      In the event of any conflict between this CVR certificate and the Agreement, the Agreement shall govern and prevail.

4.                                      The Net Sales Milestone Payment, if any, and interest thereon, if any, shall be payable by Parent in such coin or currency of the United States of America as at the time is legal tender for the payment of public and private debts; provided, however, Parent may pay such amounts by its check or wire transfer payable in such money.  [•] has been initially appointed as Paying Agent at its office or agency in [•].

5.                                      If an Event of Default occurs and is continuing, either the Trustee may or the Acting Holders, by notice to Parent and to the Trustee shall bring suit in accordance with the terms and conditions of the Agreement to protect the rights of the Holders, including to obtain payment of all amounts then due and payable, with interest at the Default Interest Rate from the date of the Event of Default through the date payment is made or duly provided for.

6.                                      No reference herein to the Agreement and no provision of this CVR certificate or of the Agreement shall alter or impair the obligation of Parent, which is absolute and unconditional, to pay any amounts determined pursuant to the terms hereof and of the Agreement at the times, place and amount, and in the manner, herein prescribed.

7.                                      As provided in the Agreement and subject to certain limitations therein set forth, the transfer of the CVRs represented by this CVR certificate is registrable on the Security Register, upon surrender of this CVR certificate for registration of transfer at the office or agency of Parent maintained for such purpose in [•], duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to Parent and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new CVR certificates or Direct Registration Securities, for the same amount of CVRs, will be issued to the designated transferee or transferees.  Parent hereby initially designates the office of [•] at [•] as the office for registration of transfer of this CVR certificate.

8.                                      As provided in the Agreement and subject to certain limitations therein set forth, this CVR certificate is exchangeable for one or more CVR certificates or Direct Registration Securities representing the same number of CVRs as represented by this CVR certificate as requested by the Holder surrendering the same.

9.                                      No service charge will be made for any registration of transfer or exchange of CVRs, but Parent may require payment of a sum sufficient to cover all documentary, stamp or similar issue or transfer taxes or other governmental charges payable in connection with any registration of transfer or exchange, other than exchanges pursuant to Section 3.5 of the Agreement.

10.                               Prior to the time of due presentment of this CVR certificate for registration of transfer, Parent, the Trustee and any agent of Parent or the Trustee may treat the Person in whose name this CVR certificate is registered as the owner hereof for all purposes, and neither Parent, the Trustee nor any agent shall be affected by notice to the contrary.

11.                               Neither Parent nor the Trustee has any duty or obligation to the holder of this CVR certificate, except as expressly set forth herein or in the Agreement.

12.                               Purchase of Securities Upon CVR Failing Event.

(a)                                 Notice of Trustee.  In the event that a Failure Purchase Eligibility Date has occurred and Parent elects to purchase the Securities pursuant to the provisions of Section 10.5 of the Agreement (a “Failure Purchase”), it shall furnish to the Trustee, at least thirty (30) days (unless a shorter period shall be agreed to by the Trustee) but not more than sixty (60) days before the date on which Parent proposes to consummate the Failure Purchase (any such date, a “Failure Purchase Date”) (but in any event prior to the notice provided pursuant to Section 10.2 of the Agreement), an Officer’s Certificate (a “Failure Purchase Offer”) setting forth (i) the clause of this Agreement pursuant to which the Failure Purchase shall occur, (ii) the Failure Purchase Date, and (iii) the Failure Purchase Price, determined in accordance with Section 10.5 hereof.

(b)                                 Notice of Failure Purchase.  At least thirty (30) days but not more than sixty (60) days before a Failure Purchase Date, Parent shall mail or cause to be mailed, a notice of Failure Purchase to each Holder at its registered address (the “Failure Purchase Notice”) and shall publicly disclose the election of the Failure Purchase and the information required to be contained in the Failure Purchase Notice pursuant to this Section 12(b).  The Failure Purchase Notice shall identify the number of Securities Outstanding and shall state:

(i)                                     the Failure Purchase Date;

(ii)                                  the Failure Purchase Price;

(iii)                               the name and address of the paying agent;

(iv)                              that Securities must be surrendered to the Paying Agent to collect the Failure Purchase Price;

(v)                                 that, unless Parent fails to make payment of the Failure Purchase Price, all right, title and interest in and to the Securities and any CVR Payment or any other amounts due under this Agreement, if any, on Securities called for Failure Purchase ceases to accrue on and after the Failure Purchase Date;

(vi)                              the clause of the Agreement pursuant to which the Failure Purchase shall occur; and

(vii)                           that no representation is made as to the correctness or accuracy of the CUSIP and ISIN number, if any, listed in such notice or printed on the Securities.

At Parent’s request, the Trustee shall give the Failure Purchase Notice in the Parent’s name and at its expense; provided, however, that Parent shall have delivered to the Trustee at least forty five (45) days (unless a shorter period shall be agreed to by the Trustee) but not more than sixty (60) days prior to the Failure Purchase Date, an Officer’s Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

(c)                                  Effect of Failure Purchase NoticeOnce the Failure Purchase Notice is mailed in accordance with Section 10.2 of the Agreement, the Securities shall become irrevocably due and payable on the Failure Purchase Date at the Failure Purchase Price.  A Failure Purchase Notice shall be deemed to be given when mailed, whether or not the Holder receives the notice.  In any event, failure to give a particular Holder his or her Failure Purchase Notice, or any defect in such notice, shall not affect the validity of the proceedings for the Failure Purchase.

(d)                                 Deposit of Failure Purchase PriceOn or one (1) Business Day prior to the Failure Purchase Date, Parent shall deposit with the Trustee or with the paying agent (if different from the Trustee) money sufficient to pay the Failure Purchase Price of all Securities Outstanding on that date.  The Trustee or the paying agent shall promptly return to Parent any money deposited with the Trustee or the paying agent by Parent in excess of the amounts necessary to pay the Failure Purchase Price of all Securities Outstanding.

If Parent complies with the provisions of the preceding paragraph, on and after the Failure Purchase Date, all right, title and interest of a Holder to any CVR Payment, if any, shall cease to accrue on the Securities. If any Security called for Failure Purchase shall not be so paid upon surrender for Failure Purchase because of the failure of Parent to comply with the preceding paragraph, interest shall be paid on the unpaid Failure Purchase Price from the Failure Purchase Date, until such Failure Purchase Price is paid at the Default Interest Rate.

(e)                                  Failure Purchase by ParentParent may, for a period of thirty (30) days after any Failure Purchase Eligibility Date, issue the Failure Purchase Notice in accordance with Section 10.2 of the Agreement.  Upon issuance of the Failure Purchase Notice and in compliance with the other provisions of Article 10 of the Agreement, Parent shall, on the Failure Purchase Date specified in such Failure Purchase Notice, purchase and cancel all (but not less than all) of the outstanding Securities at a cash price equal to 115% of the volume weighted average price paid per Security for all Securities traded over the forty-five (45) trading days prior to the fifth (5th) trading day prior to the date of the Failure Purchase Notice (the “Failure Purchase Price”).  If Parent has not issued the Failure Purchase Notice within such thirty (30) day period after the occurrence of a Failure Purchase Eligibility Date, it shall not be entitled to issue a Failure Purchase Notice and purchase and cancel the Securities until the next instance in which a Failure Purchase Eligibility Date occurs.

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Global Securities referred to in the within-mentioned Agreement.

[•], as the Trustee

Dated:	By
Authorized Signatory